UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of November 1, 2006 providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-AR9)

Citigroup Mortgage Loan Trust 2006-AR9
(as issuing entity)

Citigroup Mortgage Loan Trust Inc.
(as registrant)

Citigroup Global Markets Realty Corp.
(as sponsor)

Delaware	333-131136-16	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On November 30, 2006, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR9 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class 1-A1 Certificates,” the “Class 1-A2 Certificates,” the “Class 1-A3 Certificates,” the “Class 1-A4 Certificates,” the “Class 1-M1 Certificates,” the “Class 1-M2 Certificates,” the “Class 1-M3 Certificates,” the “Class 1-M4 Certificates,” the “Class 1-CE Certificates,” the “Class 1-R Certificates,” the “Class 2-A Certificates,” the “Class 2-R Certificates,” the “Class 2-AIO Certificates,” the “Class 2-BIO Certificates,” the “Class 2-B1 Certificates,” the “Class 2-B2 Certificates,” the “Class 2-B3 Certificates,” the “Class 2-B4 Certificates,” the Class 2-B5 Certificates” and the “Class 2-B6 Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $638,752,679 as of November 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 29, 2006 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated November 29, 2006, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated November 30, 2006, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
1-A1	$174,654,000	Variable(2)
1-A2	$108,041,000	Variable(2)
1-A3	$66,517,000	Variable(2)
1-A4	$38,801,000	Variable(2)
1-M1	$9,463,000	Variable(2)
1-M2	$6,172,000	Variable(2)
1-M3	$2,469,000	Variable(2)
1-M4	$2,058,000	Variable(2)
2-A	$214,785,000	Variable(2)
2-A1O	(3)	0.56544%(4)
2-BIO	(3)	0.40000%(4)
2-B1	$5,000,000	Variable(2)
2-B2	$2,500,000	Variable(2)
2-B3	$1,591,000	Variable(2)
2-R	$100	Variable(2)
(1) Approximate.
(2) Calculated as described in the prospectus supplement.
(3) This class of certificates is an interest only class of certificates and will not have a certificate principal balance. This class of certificates will accrue interest on the notional amount thereof. The notional amount of this class of certificates will be calculated for each distribution date as described under “Description of the Certificates—Glossary With Respect to Collateral Pool 2” in the prospectus supplement.
(4) This class of certificates will accrue interest at the rate set forth above for a the specified number of interest accrual periods described under “Description of the Certificates—Pass-Through Rates” in the prospectus supplement. Thereafter, the passthrough rate for this class of certificates will be zero.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold 100% interest of Class 1-R Certificates, $2,273,000 initial principal amount of Class 2-B4 Certificates, $568,000 initial principal amount of Class 2-B5 Certificates and $568,607 initial principal amount of Class 2-B6 Certificates to Citigroup Global Markets, Inc. on November 30, 2006, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the 1-CE, 1-R, 2-B4, 2-B5 and 2-B6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 28, 2006 and the Prospectus Supplement, dated November 29, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class 1-CE, 1-R, 2-B4, 2-B5 and 2-B6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits

(a)          Not applicable

(b)          Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 29, 2006, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2006-AR9 Certificates.
4.1
Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2006-AR9 Certificates.

99.1	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.
99.2	First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 19, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:  /s/ Peter D. Steinmetz
Name: Peter D. Steinmetz
Title: Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 29, 2006, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2006-AR9 Certificates.
4.1
Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2006-AR9 Certificates.

99.1	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.
99.2	First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner